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                                                                   EXHIBIT 99.1

                  CMGI STRENGTHENS INTERNET MARKETING ARSENAL WITH
                               ACQUISITION OF ADFORCE

         Acquisition Solidifies Interactive Ad Serving, Measurement, Sales
                       and Targeting Infrastructure for CMGI

Andover, Mass. and Cupertino, CA, September 20, 1999 - CMGI, Inc. (Nasdaq:
CMGI) announced today that it has signed a definitive agreement to acquire AdForce, Inc. (Nasdaq: ADFC) in a stock-for-stock tax-free merger valued at approximately $500 million. Under the terms of the agreement, CMGI will issue
0.262 CMGI shares for every share of AdForce held on the closing date of the transaction. Closing of the merger is subject to customary conditions, including formal approval by AdForce shareholders, expected later this year.

The merger builds on both companies' strengths to create a broad infrastructure for the overall delivery of ad serving and digital media services, and is yet another addition to CMGI's strong stable of core advertising infrastructure technologies. Following completion of the acquisition, AdForce will become the latest member of CMGI's group of majority-owned operating companies.

According to David Andonian, President of Corporate Development for CMGI, "AdForce has significantly increased their reach and momentum over the last year to become a leader in the delivery and measurement of online advertising campaigns. As a part of the CMGI network, AdForce will continue to expand its customer base by providing services to many of the CMGI-affiliated companies, well beyond their current Adsmart and Engage relationships. The integration of AdForce's highly scalable ad serving and measurement tools is another important step in helping CMGI reach its goals of building a fully-integrated, interactive marketing machine."

Chuck Berger, AdForce Chairman and CEO added, "The rapid growth in the demand of online advertising services will continue to accelerate, reaching a projected market size of more than $32 billion by the year 2004, according to Forrester Research. To creation, delivery and analysis of their marketing campaigns. The combination of AdForce's state of the art ad delivery and CMGI's leading content and infrastructure companies will create a new kind of digital marketing company, capable of providing the full range of services required by the global Internet economy".

This agreement furthers the relationship established between AdForce and CMGI earlier this year as a result of AdForce's strategic partnerships with Engage and Adsmart, two of the CMGI operating companies. As previously announced, AdForce is currently the primary ad-serving company for the Adsmart Network (http://www.adsmart.net), now including more than 300 Web sites totaling 2 billion monthly impressions. In addition, Engage and AdForce announced a collaborative solution that combines AdForce's centralized online ad management system with Engage's Precision Profiling technology and consumer interest data from Engage Knowledge, a Web wide database containing more than 30 million anonymous consumer interest profiles. Engage enablement of the AdForce ad management system is on target for completion in Q4 1999.

As a formal member of the CMGI network, AdForce can strengthen these relationships while making its technology more broadly available to the nearly 50 CMGI affiliated companies.

About AdForce
AdForce is "The Force in .com Marketing"-SM- and a leading provider of centralized advertising services, enabling online publishers, rep firms and advertisers to leverage the unique advantages of the Internet as the first fully interactive medium. Deploying advanced scalable technology and backed by robust data centers, the AdForce service delivers billions of impressions monthly for some of the Internet's most prominent advertisers. AdForce provides a comprehensive suite of products, which allow advertisers, and publishers to target, deliver, measure and analyze Internet advertising programs for the best results. AdForce has strategic partnerships with America Online Inc., Engage Technologies, Sina.com, and Experian (formerly Metromail). AdForce has offices in Cupertino, CA, Costa Mesa, CA, and New York, NY.

About CMGI
With nearly 50 companies, CMGI, Inc. (Nasdaq: CMGI) represents the largest, most diverse network of Internet

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companies in the world. This network includes both CMGI operating companies and a growing number of synergistic investments through its venture capital affiliate, @Ventures. CMGI leverages the technologies, content, and market reach of its extended family of companies to foster rapid growth and industry leadership across its network, and the larger Internet Economy. Microsoft, Intel, Sumitomo and Compaq hold minority positions in CMGI.

CMGI's majority-owned subsidiaries include Engage Technologies (Nasdaq:
ENGA), Activerse, Adsmart, AltaVista, Cha! Technologies, iCAST, Magnitude Network, NaviSite, NaviNet, Planet Direct and ZineZone. The company's @Ventures affiliates have ownership interests in Lycos, Inc. (Nasdaq: LCOS), Critical Path (Nasdaq: CPTH), Silknet (Nasdaq: SILK), Chemdex (Nasdaq: CMDX), Advoco.com, Ancestry.com, Asimba, AuctionWatch, Aureate Media, blaxxun, BizBuyer.com, buyingedge.com, CarParts.com, eCircles.com, Furniture.com, HotLinks, Intelligent/Digital, KOZ.com, Mondera.com, MotherNature.com, NextMonet.com, NextPlanetOver.com, OneCore.com, ONElist, PlanetOutdoors.com, Productopia, Promedix.com, Raging Bull, Softway Systems, Speech Machines, ThingWorld.com, Vicinity, Virtual Ink, Visto and WebCT.

CMGI is also the majority-owner of SalesLink, InSolutions and On-Demand Solutions, leaders in the direct marketing, fulfillment and turnkey arenas. CMGI Corporate headquarters is located at 100 Brickstone Square, Andover, MA 01810. Telephone: 978-684-3600. Fax: 978-684-3814. Additional information is available on the company's Web site at http://www.cmgi.com.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These statements, including without limitation statements regarding the expected growth in the market for online advertising services, are subject to the "safe harbor" created by those sections and include, but are not limited to the anticipated results of the merger. AdForce's actual results for future periods could differ materially from those predicted in these forward-looking statements. Factors that could cause actual events or results to differ include, but are not limited to its ability to maintain the performance and reliability of its systems, its need to continue scaling its systems successfully and to add new features and functionality to meet market demands, contractual provisions permitting termination of agreements between AdForce and its customers, competitive pressures affecting AdForce and/or its customers, AdForce's ability to integrate its services with those of CMGI companies, and other risks described in AdForce's Registration Statement on Form S-1, as amended, and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. AdForce undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of such statements. "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding CMGI, Inc.'s business, including without limitation statements regarding the expected growth in the market for online advertising services, which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the CMGI Annual Report or Form 10-K for the most recently ended fiscal year.

                                       # # #

Company Contact:                        Company Contact:
Dee Cravens                             Deidre Moore
Vice President, Marketing               Director of Public Relations
AdForce, Inc.                           CMGI, Inc.
Voice: 408.873.3680 x143                Voice: 978-684-3655
E-mail: dcravens@adforce.com            E-mail: dmoore@cmgi.com
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